Rule 497(d)

                                     FT 1061

                          Tarantula Portfolio, Series 2

               Supplement to the Prospectus dated October 18, 2005

         Notwithstanding anything to the contrary in the Prospectus, all shares of Advanced Neuromodulation Systems, Inc. (Ticker: ANSI) have been removed from the portfolio of the above-referenced series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

November 23, 2005